SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	January 25, 2007

Wells Real Estate Fund VIII, L.P.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-27888	58-2126618
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia	30092-3365
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 449-7800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 25, 2007, Wells Real Estate Fund VIII, L.P. (the "Registrant") amended its amended and restated agreement of limited partnership (the "Partnership Agreement") as follows:

Section 13.2 of the Partnership Agreement was amended by deleting the existing Section 13.2 in its entirety and by replacing and substituting in lieu thereof the following:

"13.2 Sales and Leases to the General Partners. The Partnership shall not sell or lease any Partnership Property to the General Partners or their Affiliates, unless such sale or lease of Partnership Property is approved by a Majority Vote of the Limited Partners."

Section 13.4 of the Partnership Agreement was amended by deleting the existing Section 13.4 in its entirety and by replacing and substituting in lieu thereof the following:

"13.4 Dealings with Related Persons. Except as may be permitted by Sections 11.3(i), 13.1 or 13.2 hereof, the Partnership shall not acquire property from or sell property to any Person in whom any of the General Partners or any of their Affiliates have an interest."

These amendments allow the Registrant to sell or lease properties to its general partners or their affiliates, provided that any such sale or lease is approved by a majority vote of the Registrant's limited partners.

Item 8.01 Other Events.

On December 8, 2006, the Registrant sent a consent solicitation to all limited partners to (1) amend the Partnership Agreement as described above (Proposal #1), and (2) approve the sale of two properties owned by the Registrant to Wells Management Company, Inc., the Registrant's property manager and an affiliate of the Registrant's general partners (Proposal #2). The Registrant received 1,988,392 (approximately 62%) votes from limited partners in favor of Proposal #1 and 1,993,054 (approximately 62%) votes from limited partners in favor of Proposal #2, which is more than the 50% threshold required to approve each such proposal.

Item 9.01 Financial Statements and Exhibits

The following exhibit is filed with this Form 8-K:

3.1 First Amendment to Amended and Restated Agreement of Limited Partnership of Wells Real Estate Fund VIII, L.P.
Exhibit Number	Exhibit Title
3.1	First Amendment to Amended and Restated Agreement of Limited Partnership of Wells Real Estate Fund VIII, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND VIII, L.P. (Registrant)

WELLS PARTNERS, L.P. A Georgia Limited Partnership

By:	WELLS CAPITAL, INC. A Georgia Corporation (As General Partner)

By:	/s/ Douglas P. Williams Douglas P. Williams Senior Vice President

Date: January 25, 2007

INDEX TO EXHIBIT

Exhibit Number	Exhibit Title
3.1	First Amendment to Amended and Restated Agreement of Limited Partnership of Wells Real Estate Fund VIII, L.P.